CAPSTONE CHURCH CAPITAL FUND

Supplement dated August 31, 2010 to
Prospectus dated January 28, 2010, as supplemented June 15, 2010 (“Prospectus”)

The Fund’s prospectus dated January 28, 2010, as supplemented June 15, 2010, is further supplemented to reflect the following changes, which the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”) unanimously ratified and approved at a meeting held August 24, 2010:

1.
The Board ratified a modification to the Fund’s dividend and distribution policy to provide that the Fund will declare and pay dividends to shareholders of substantially all of the Fund’s net investment income quarterly, rather than monthly.  The change will not affect the aggregate amount of dividends paid each fiscal year to shareholders.  The change will simply alter the timing of payment of dividends so that they are paid at the end of each calendar quarter, rather than monthly.  This change will better align the payment of dividends with the cash flow from the Fund’s portfolio of investments.  This change will take place after the monthly dividend is paid in September.  The next dividend payment will be paid in December, in accordance with the new quarterly dividend policy.

2.
Effective August 1, 2010, Claude C. Cody is the Fund’s sole portfolio manager, due to the resignation of Donald R. McFadden, who was formerly the Fund’s co-lead portfolio manager.  Mr. Cody has been co-lead portfolio manager of the Fund since January 28, 2010.  Information regarding Mr. Cody can be found in the Prospectus, and in the Statement of Additional Information dated January 28, 2010, as supplemented, which is available on request by calling 1-800-262-6631 or on the Fund’s website at www.capstonechurchcapitalfund.com.